                                                                 EXHIBIT 99.3

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Web Service Company, Inc.
Redondo Beach, California

We have audited the accompanying balance sheets of Web Service Company, Inc., Central and Northwest Regions (the "Division") as of December 31, 2004, and 2003 and the related statements of income, division equity and cash flows for the three years ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Web Service Company, Inc., Central and Northwest Regions as of December 31, 2004 and 2003 and the results of operations and cash flows for the three years then ended in conformity with accounting principles generally accepted in the United States of America.


Granada Hills, CA
March 4, 2005

            WEB SERVICE COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                     ASSETS

                                                          2004              2003
Current assets:
   Cash and cash equivalents                         $     2,752,000   $     2,789,000
   Current portion of prepaid rentals                      3,221,000         3,305,000
   Repair parts inventory                                    638,000           755,000
   Advanced commissions                                      302,000           142,000
                                                     ---------------   ---------------
      Total current assets                                 6,913,000         6,991,000
                                                     ---------------   ---------------

Equipment, at cost:
   Washers and dryers                                     58,577,000        55,515,000
   Other equipment and vehicles                            7,953,000         7,454,000
   New washers and dryers not yet in service                 921,000         1,337,000
                                                     ---------------   ---------------
                                                          67,451,000        64,306,000
   Less accumulated depreciation                         (38,170,000)      (33,836,000)
                                                     ---------------   ---------------
                                                          29,281,000        30,470,000
                                                     ---------------   ---------------

Other assets:
   Prepaid rentals, net of current portion                14,303,000        12,240,000
   Intangible assets, net of accumulated
     amortization of $1,014,000 and
     $3,232,000, respectively                              1,596,000         1,188,000
   Due from parent company                                   170,000         1,569,000
                                                     ---------------   ---------------
                                                          16,069,000        14,997,000
                                                     ---------------   ---------------

      Total assets                                   $    52,263,000   $    52,458,000
                                                     ===============   ===============

   The accompanying notes are an integral part of these financial statements.

            WEB SERVICE COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                         LIABILITIES AND DIVISION EQUITY

                                                           2004              2003
Current liabilities:
   Rentals payable                                   $     1,328,000   $     1,350,000
   Current portion of route purchase obligation            1,045,000           964,000
                                                     ---------------   ---------------
      Total current liabilities                            2,373,000         2,314,000
                                                     ---------------   ---------------

Route purchase obligation, net of current portion          1,367,000         2,412,000

Division equity                                           48,523,000        47,732,000

                                                     ---------------   ---------------

      Total liabilities and division equity          $    52,263,000   $    52,458,000
                                                     ===============   ===============

   The accompanying notes are an integral part of these financial statements.

            WEB SERVICES COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
                    STATEMENTS OF INCOME AND DIVISION EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002


                                                           2004              2003              2002
Revenue:
   Collections                                       $    68,435,000   $    65,904,000   $    67,384,000
   Commercial rentals                                        902,000           592,000           574,000
                                                     ---------------   ---------------   ---------------
      Total revenue                                       69,337,000        66,496,000        67,958,000
                                                     ---------------   ---------------   ---------------

Cost and Expenses:
   Location rentals                                       36,328,000        35,350,000        36,420,000
   General and administrative                             23,975,000        21,904,000        21,269,000
   Allocation of corporate expenses                        7,875,000         6,579,000         6,082,000
                                                     ---------------   ---------------   ---------------
      Total operating expenses                            68,178,000        63,833,000        63,771,000
                                                     ---------------   ---------------   ---------------

      Operating income                                     1,159,000         2,663,000         4,187,000

Other expenses:
   Loss on sale of equipment                                 132,000           331,000           438,000
   Interest expense                                          236,000           310,000           378,000
                                                     ---------------   ---------------   ---------------
                                                             368,000           641,000           816,000
                                                     ---------------   ---------------   ---------------

      Net income                                     $       791,000   $     2,022,000   $     3,371,000
                                                     ===============   ===============   ===============

Statement of Division Equity:

Equity, beginning of year                            $    47,732,000   $    45,710,000   $    42,339,000

Net income                                                   791,000         2,022,000         3,371,000
                                                     ---------------   ---------------   ---------------

Equity, end of year                                  $    48,523,000   $    47,732,000   $    45,710,000
                                                     ===============   ===============   ===============

   The accompanying notes are an integral part of these financial statements.

            WEB SERVICE COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                         2004            2003            2002
Cash flows from operating activities:
  Net income                                         $    791,000    $  2,022,000    $  3,371,000
  Adjustments to reconcile net income
    To net cash provided by operations:
      Depreciation and amortization                    10,667,000      10,120,000       9,650,000
      Loss on sale of equipment                           132,000         331,000         438,000
  Changes in operating assets and liabilities:
      Changes in prepaid rentals                       (5,284,000)     (5,943,000)     (4,832,000)
      Changes in advanced commissions                    (160,000)         12,000         (13,000)
      Changes in repair parts inventory                   117,000        (162,000)        (22,000)
      Changes in due from parent company                1,399,000         123,000      (1,692,000)
      Changes in rentals payable                          (22,000)        (63,000)        (43,000)
                                                     ------------    ------------    ------------
Net cash provided by operations                         7,640,000       6,440,000       6,857,000
                                                     ------------    ------------    ------------

Cash flows from investing activities:
      Purchases of equipment                           (5,098,000)     (5,793,000)     (6,187,000)
      Proceeds from sale of equipment                     101,000         132,000          88,000
      Purchase of intangible asset                     (1,716,000)
                                                     ------------    ------------    ------------
Net cash used in investing activities                  (6,713,000)     (5,661,000)     (6,099,000)
                                                     ------------    ------------    ------------

Cash flows from financing activities:
      Principal payments on route purchase
        obligation                                       (964,000)       (890,000)       (822,000)
                                                     ------------    ------------    ------------
Net cash used in financing activities                    (964,000)       (890,000)       (822,000)
                                                     ------------    ------------    ------------

Net decrease in cash and cash equivalents                 (37,000)       (111,000)        (64,000)

Cash and cash equivalents, beginning of year            2,789,000       2,900,000       2,964,000
                                                     ------------    ------------    ------------

Cash and cash equivalents, end of year               $  2,752,000    $  2,789,000    $  2,900,000
                                                     ============    ============    ============

Supplemental disclosures of cash flow information:
      Cash paid during the year for interest         $    236,000    $    310,000    $    378,000

   The accompanying notes are an integral part of these financial statements.

WEB SERVICE COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
NOTES TO FINANCIAL STATEMENTS

1.   BUSINESS DESCRIPTION

     The accompanying financial statements include the accounts of Web Service Company, Inc., Central and Northwest Regions (the "Division"). Web Service Company, Inc., Central and Northwest Regions are primarily engaged in the business of operating coin laundry machines, generally in apartment complexes located primarily in Texas, Arkansas, Oklahoma, Louisiana, New Mexico, Colorado, Utah, Oregon, Washington and Arizona. Web Service Company, Inc., Central and Northwest Regions comprise a wholly owned division of Web Service Company, Inc., (the Parent). The Division was sold to Mac-Gray Corporation in January 2005.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH AND CASH EQUIVALENTS--The Parent considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The Parent utilizes a cash management system under which all deposits are swept into a corporate investment account. The cash and cash equivalents amounts reflected in the accompanying balance sheets represent amounts estimated to be in laundry machines at December 31, 2004 and 2003.

     REPAIR PARTS--Repair parts primarily consist of washer and dryer machine parts. These parts are stated at the lower of average cost or market value.

     LOCATION RENTALS--The Division leases laundry facilities in which it installs and maintains its own washers and dryers. Location rentals are generally computed and paid as a percentage of collections from laundry machines. Certain of these leases provide for the prepayment of rentals in amounts that are not related to collections. These prepaid rentals are deferred and amortized using the straight-line method over the average term of the lease agreements.

     EQUIPMENT --Depreciation is computed using the straight-line method for washers and dryers and using accelerated methods for other equipment. The estimated useful lives of the assets are as follows:

               Washers and dryers, new                   10 years
               Washers and dryers, used                   3 years
               Operating equipment                      3-8 years

WEB SERVICE COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (CONTINUED)

     OTHER ASSETS--Other assets consist of prepaid expenses, primarily rentals on the placement of machines.

     IMPAIRMENT OF LONG-LIVED ASSETS--The Division reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be fully recoverable. Impairment is recognized in the event that the undiscounted cash flows estimated to be generated by the asset are less than its carrying amount.

     FAIR VALUE OF FINANCIAL INSTRUMENTS--For purposes of financial reporting, the Division has determined that the fair value of financial instruments approximates book value at December 31, 2004 and 2003 based upon terms currently available to the Division in financial markets.

     REVENUE RECOGNITION--The Division recognizes revenues from laundry machines as the machines are used and has accrued the cash estimated to be in the machines at the end of the year.

     INCOME TAXES--The Division is a wholly owned portion of Web Services Company, Inc., an entity that has elected S corporation status under the Internal Revenue Code and the California Franchise Tax Code. All tax returns were filed as part of the Parent's consolidated tax returns. Under subchapter S, the Company is treated substantially as a partnership, which results in the stockholders reporting corporate taxable income on their individual income tax returns. For California purposes, a tax of 1.5% is also paid by the parent. As of December 31, 2004 and 2003, there is no tax due or receivable, nor any deferred tax items for the Division.

     USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     INTANGIBLE ASSETS--Intangible assets consist of purchased lease intangibles and covenants not to compete. Purchased lease intangibles are amortized using the straight-line method over the life of the leases, which range from three to five years. The non-compete agreements are amortized using the straight-line method over five years.

WEB SERVICE COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (CONTINUED)

     RECENT ACCOUNTING PRONOUNCEMENTS -- In November 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 151, Inventory Costs, ("SFAS 151"). This statement amends the guidance in Accounting Research Bulletin No. 43, Chapter 4, "Inventory Pricing", to clarify the accounting for abnormal amounts of idle facility expense, freight handling costs and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on normal capacity of the production facilities. The provisions of SFAS 151 are effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Division does not anticipate the adoption of this Statement to have a material effect on its financial statements.

     In December 2004, the Financial Accounting Standards Board issued a revision to Statement of Financial Accounting Standards No 123, Statement 123(R), Share-Based Payment ("SFAS123R"). This statement provides guidance on how companies must recognize the compensation cost relating to share-based payment transactions in their financial statements. SFAS 123(R) is effective for public entities as of the beginning of the first interim or annual reporting period beginning after June 15, 2005. The Division does not anticipate the adoption of this Statement to have a material effect on its financial statements.

3.   EQUIPMENT

     As of December 31, 2004, Equipment consisted of the following:

                                                                          Accumulated
                                                             Cost        Depreciation
      Washers and dryers                                  $ 58,577,000   $ 32,690,000
      Other equipments and vehicles                          7,953,000      5,480,000
      New washers and dryers, not yet placed in service        921,000              -
                                                          ------------   ------------
                                                          $ 67,451,000   $ 38,170,000
                                                          ============   ============

WEB SERVICE COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
NOTES TO FINANCIAL STATEMENTS

3.   EQUIPMENT (CONTINUED)

     As of December 31, 2003, Equipment consisted of the following:

                                                                          Accumulated
                                                               Cost       Depreciation
       Washers and dryers                                  $ 55,515,000   $ 28,629,000
       Other equipments and vehicles                          7,454,000      5,207,000
       New washers and dryers, not yet placed in service      1,337,000              -
                                                           ------------   ------------
                                                           $ 64,306,000   $ 33,836,000
                                                           ============   ============

4.   RELATED PARTY TRANSACTIONS

     The Division does not operate as a separate company and consequently there were a number of related party transactions between the Division and the Parent and the Parent's subsidiary companies and businesses. Revenue derived from the Division's washers and dryers has been specifically segregated upon collection, identified and accounted for separately. This cash is deposited separately from the Parent's other locations and assigned to each of the Division's individual locations before it is accumulated in the master cash accounts of the Parent. Related rental payments are also identified by customer and segregated, so that the expense is matched with the revenue and accumulated for the Division. All direct operating expenses, which consist primarily of field technicians, collectors, vehicles and regional operating facilities, are specifically identified and assigned to the Division. The cost of field equipment, all other equipment, and vehicles and the associated depreciation expense is specifically assigned to the Division's field assets and laundry route contracts. The Division has no direct costs other than those associated with the field operations of the facilities. The Parent's headquarter operations, located in California, provides all corporate type functions, such as accounting and reporting, computer systems and

WEB SERVICE COMPANY, INC., CENTRAL AND NORTHWEST REGIONS
NOTES TO FINANCIAL STATEMENTS

4.   RELATED PARTY TRANSACTIONS (CONTINUED)

     support, cash management and banking, human resources, insurance, and other general management functions. Selling and marketing expenses are specifically identified where possible, however, in several instances, allocations of expenses are necessary. Where allocations of expenses are appropriate, they are made based on a reasonable allocation methodology, such as a percentage of sales, payroll or machines deployed. These allocation methods are reviewed periodically for appropriateness, and adjustments are made if deemed warranted.

     The Division rents certain locations from another subsidiary of the parent. Those leases are month to month and the total rent is now approximately $51,400 per month. Related party rental expense for each of the three years ended December 31, 2004 was $616,000.

     The Parent has not allocated any cost of borrowed funds to the Division. The Parent's operating policy is only to allocate borrowed funds, and the related interest expense, when the Division is a net borrower of cash. The Division's cash inflows essentially equaled or exceeded its' cash outflows prior to corporate allocations for the years ended December 31, 2004, 2003 and 2002, therefore no allocation of borrowed funds or interest expense is necessary.

     In 2004, Web Service Company, Inc. purchased a route in Texas from Mac-Gray for $2,000,000. That route is included in the Central and Northwest Regions purchased by Mac-Gray in January 2005.

WEB SERVICE COMPANY, CENTRAL AND NORTHWEST REGIONS
NOTES TO FINANCIAL STATEMENTS

5.   COMMITMENTS

     The Company leases facilities under non-cancelable operating leases. Future minimum lease payments required under those leases were as follows as of December 31, 2004:

            Year ended December 31,

                                     2005                $ 188,000
                                     2006                   85,000
                                     2007                   32,000

6.   EMPLOYEE BENEFIT PLANS

     The Division maintains a noncontributory profit-sharing plan and a contributory savings plan covering substantially all full-time employees with more than one year's service. Contributions to the profit-sharing plan are made at the discretion of the Board of Directors. Savings plan contributions depend upon the level of employee participation. Total Division expenses related to these plans was $342,000, $308,000 and $323,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

7.   ROUTE PURCHASE OBLIGATION

                                                             2004           2003
     The route purchase obligation as of December 31,:   $  2,412,000   $  3,376,000


     In 2000, the Division purchased a route centered in Tucson, Arizona. The payment terms included an obligation to pay $100,000 per month plus a lump sum upon maturity in 2006. The route purchase obligation equals the present value of the future monthly payments at a discount rate of 8%. The present value of the future payments are $1,045,000 in 2005 and $1,367,000 in 2006.

WEB SERVICE COMPANY, CENTRAL AND NORTHWEST REGIONS
NOTES TO FINANCIAL STATEMENTS

8.   SUBSEQUENT EVENTS

     In January 2005, essentially all the assets of the Division were sold to Mac-Gray Corporation. Mac-Gray assumed certain liabilities and obligations as part of the transaction, specifically the accrued commissions related to collections. Other liabilities were retained by the Parent as of December 31, 2004 and are not reflected in these financial statements.